TECHNOLOGY ACQUISITION AGREEMENT

This TECHNOLOGY ACQUISITION AGREEMENT is entered into as of June 15, 1999 by and between PFIZER INC, a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017 and its Affiliates ("Pfizer"), and NEUROGEN CORPORATION, a Delaware corporation, having an office at 35 Northeast Industrial Road, Branford, Connecticut 06405 and its Affiliates ("Neurogen").

WHEREAS, Neurogen has developed a technology known as Accelerated Intelligent Drug Design ("AIDD") which integrates biological assays, chemical synthesis and computational analysis and is generally useful in pharmaceutical drug discovery;

WHEREAS, Pfizer seeks to collaborate with Neurogen on the transfer of AIDD technology to Pfizer and further development of AIDD technology;

WHEREAS, Pfizer seeks to obtain a nonexclusive license to trade secrets and copyrights to AIDD technology, including the technology described in Exhibit A, which is attached to and made a part of this Agreement; and

WHEREAS, Neurogen is willing to enter into a technology collaboration with Pfizer to transfer AIDD technology, to grant such license and to further develop AIDD technology.

NOW, THEREFORE, the parties agree as follows:

1.    Definitions

Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "Acceptance Testing"

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     1.2 "Affiliate"  means any corporation or other legal entity  "controlled,"
"controlling," or "under common control with," another corporation or legal entity, where "control" means ownership, directly or indirectly, of fifty percent (50%) or more of the voting capital shares or similar voting securities of the other entity.

     1.3 "AIDD Software" means existing computer programs developed by Neurogen for use in System, and Improvements to it.

     1.4 "AIDD Unit" means an assembled unit of Components in a single operational System unit as further described, attached to and made part of this Agreement as Exhibit C.

     1.5 "CAN" means the Pfizer-documented event within a Program in which, in Pfizer's sole unfettered discretion, a Compound is recognized as a candidate for drug development.

     1.6 "Collaboration Plan" means the written plan adopted by the parties prior to the execution of this Agreement and amended from time to time, by both parties, to describe activities to be carried out by them pursuant to this Agreement. The initial Collaboration Plan is attached to and made part of this Agreement as Exhibit D.

     1.7 "Collaboration Program" means the technology transfer and technology development program contemplated in this Agreement to be conducted by Pfizer and Neurogen pursuant to the Collaboration Plan.

     1.8 "Components" mean the equipment described in Exhibit C forming an AIDD Unit.
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     1.9  "Compound"  means  an  active  compound  whose  chemical  lineage  and structure; (a) can, by using the Tracking System, be traced to a specific Program; and (b) falls within a claim in a pending patent application or issued patent owned by or licensed to Pfizer.

     1.10 "Contract Period" means the period beginning on the Effective Date and ending on the date on which this Agreement terminates.

     1.11 "Effective Date" means June 15, 1999.

     1.12  "Islands"  means the set of algorithms  developed by Neurogen  which;

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     1.13 "Neurogen  Confidential  Information"  means all information about any element of the Neurogen Technology which is disclosed by Neurogen to Pfizer and designated "Confidential" in writing by Neurogen at the time of disclosure to Pfizer or within thirty (30) days following disclosure to the extent that such information is not (i) known to Pfizer as of the date of disclosure to Pfizer other than by virtue of a prior confidential disclosure to Pfizer by Neurogen; or (ii) disclosed in published literature, or otherwise generally known to the public through no fault or omission of Pfizer; or (iii) obtained from a third party free from any obligation of confidentiality to Neurogen.

     1.14  "Neurogen  Technology"

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     1.15 "Improvements"

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     1.16  "Patent  Rights and  Copyrights"  shall  mean all  patent  rights and
copyrights  in  and  to  inventions   and   individual   works  of   authorship,
respectively, within Neurogen Technology or Pfizer Technology including issued patents and pending patent applications whether domestic or foreign, including all substitutions, continuations, continuations-in-part, divisions and renewals, and letters patent granted thereon, and all reissues, re-examinations and extensions thereof.

     1.17 "Pfizer  Confidential  Information"

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     1.18 "Pfizer Technology" means Pfizer technology developed by or for Pfizer alone or jointly with third parties (other than Neurogen) prior to the Effective Date or during the Contract Period, including but not limited to biological data, computational chemistry software, ADME-toxicity technology, analytical and synthetic chemistry protocols, chemical fragments, and HTS and uHTS methods for chemistry and screening.

     1.19  "Program"
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     1.20 "Project II"
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     1.21 "Sites"
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     1.22 "System"
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     1.23 "Tracking  System"

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 2.       Collaboration Program

     2.1 Purpose. Neurogen and Pfizer shall conduct the Collaboration Program throughout the Contract Period. The objectives of the Collaboration Program are

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     2.2  Collaboration  Plan. The initial  Collaboration  Plan is described in, attached to and made part of this Agreement as Exhibit D. The Steering Committee shall prepare an amended Collaboration Plan no later than at least ninety (90)
days  prior  to  each   anniversary  of  the  Effective   Date,   which  amended
Collaboration Plan will apply to the next year. Each amended Collaboration Plan shall be appended to Exhibit D and made part of this Agreement.

     2.3 Steering Committee

          2.3.1 Purpose. Pfizer and Neurogen shall establish a Steering Committee (the "Steering Committee"):
               (a) to review and evaluate progress under the Collaboration Plan;
               (b) to prepare the Collaboration Plan and any amendments;
               (c) to prepare and evaluate progress on Project II plans;
               (d) to coordinate visits and training; and
               (e) to  coordinate  and   monitor  exchange  of  information  and
                   materials that relate to the Collaboration Program. (This function shall survive the termination of this Agreement).

          2.3.2 Membership. Pfizer and Neurogen each shall appoint, in it's sole unfettered discretion, four (4) members to the Steering Committee. Substitutes may be appointed at any time by a party by notice in writing to the other party; provided, however,

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          The members initially shall be:
          Pfizer Appointees:

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          Neurogen Appointees:

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          2.3.3  Chair.   The  Steering   Committee  shall  be  chaired  by  two
     co-chairpersons, one appointed by each of the parties.

          2.3.4 Meetings. The Steering Committee shall meet at least four (4) times per year, at places and on dates selected by each party in turn. One
     (1) of the four (4) meetings may be by videoconference. Representatives of Pfizer or Neurogen or both, in addition to members of the Steering Committee, may attend such meetings at the invitation of either party.

          2.3.5 Minutes. The Steering Committee shall keep accurate minutes of its deliberations, which record all proposed decisions and all actions recommended or taken. Drafts of the minutes shall be delivered to all Steering Committee members within ten (10) business days after each meeting. The party hosting the meeting shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be edited by the co-chairpersons and shall be issued in final form only with their approval and agreement.

          2.3.6 Decisions.

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          2.3.7  Expenses.  Pfizer and Neurogen  shall each bear all expenses of their respective members related to their participation on the Steering Committee.

          2.4 Reports and Materials.

               2.4.1 Reports. During the Contract Period, Neurogen shall furnish to the Steering Committee:

                    (a) summary  written  reports  describing its progress under the Collaboration Plan and delivered electronically within thirty
               (30) days after the end of each three (3) month  period and seven
               (7) days prior to the Steering Committee meeting, commencing on the Effective Date; and

                    (b) comprehensive written reports within thirty (30) days after the end of each contract year, describing in detail the work accomplished by it under the Collaboration Plans during the year and discussing and evaluating the results of such work.

               2.4.2  Materials.  During the Contract Period Neurogen and Pfizer
          shall as a matter of course, as described in the Collaboration Plan, or upon each other's written or oral request, furnish to each other samples of biochemical or synthetic chemical materials, which are (a) part of Pfizer Technology or Neurogen Technology; and (b) necessary for each party to carry out its responsibilities under the Collaboration Plan. To the extent that the quantities of materials requested by either party exceed the quantities set forth in the Collaboration Plan, the requesting party shall reimburse the other party for the reasonable costs of such materials if they are furnished.

          2.5 Notebooks and Personnel. Neurogen shall provide suitable personnel for the work to be done by Neurogen in carrying out the Collaboration Program. All work performed by Neurogen staff under the Collaboration Plan with respect to Project II Improvements and Acceptance Testing shall be recorded in laboratory, notebooks, which Pfizer may review, extract or copy at any time, upon reasonable notice.

          2.6 Neurogen's Activities: During the Contract Period, Neurogen shall perform the following technology transfer and development activities under the Collaboration Program.

               2.6.1 Neurogen shall transfer

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               The Steering  Committee  will organize and monitor these transfer activities which shall include without limitation:

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          If Pfizer requests additional training visits by Neurogen staff to any
          Site, and such visits do not coincide with Steering Committee meetings at such Site, then Pfizer shall reimburse Neurogen for its reasonable staff travel expenses for such visit.

               2.6.2  Neurogen  shall   construct  the  Systems  and  Components

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          shall perform Acceptance Testing on each AIDD Unit; and shall deliver

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          as  set  forth  in  the  production  and  delivery   schedule  in  the
          Collaboration Plan; provided, however, that Neurogen shall have the right, upon thirty (30) days written notice to Pfizer, to deliver

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          to Pfizer prior to their respective scheduled delivery dates. Neurogen and Pfizer will perform Acceptance Testing on its premises

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          The location of Acceptance Testing shall be determined by the Steering
          Committee at the time of delivery

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          Prior to and during Acceptance Testing,  Pfizer information technology
          ("IT") staff may, upon reasonable notice and during ordinary business hours, visit Neurogen to inspect the Systems and Components subject to Acceptance Testing. At these visits Pfizer IT staff may also test AIDD Units and Components; provided, however, that these tests have been mutually agreed. During such process, Neurogen staff may attend and provide guidance to Pfizer IT staff.

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          Within  fourteen  (14)  days  of  such  notice,   Pfizer  staff,  with
          Neurogen's assistance will execute the Acceptance Testing protocol on the Pfizer AIDD Unit and notify Neurogen of such results. If the AIDD Unit fails Acceptance Testing,

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          2.7 System Delivery, Installation, Maintenance and Repairs.

               2.7.1  Delivery.  Neurogen shall deliver or cause to be delivered

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               2.7.2  Maintenance.  For

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               after the delivery date for

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               Neurogen shall provide

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          2.8 System and  Component  Development.  During the  Contract  Period,
     Neurogen  shall  perform

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          2.9 Improvements.

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          2.10  Diligent  Efforts.  Each  party  shall use  reasonably  diligent efforts to achieve the objectives of the Collaboration Program and the Collaboration Plan.

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3. Payments.  Pfizer shall pay Neurogen for performance of  Collaboration  Plans and delivery of Neurogen Technology to Pfizer according to the payment schedules set forth in this Section.

          3.1 Neurogen Technology Platform Fee. In consideration of the transfer to Pfizer of System and Components,

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     Pfizer shall pay

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     to Neurogen

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     twenty-seven million dollars ($ 27,000,000.00), plus

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     Such amount shall be payable according to the following schedule:

          (a)
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          (b)

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          (c)

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          (d)

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          (e)

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          (f)

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     3.2 Equipment Fees. During the Contract Period,  under the direction of the
Steering  Committee,  Pfizer  shall

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     3.3

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     3.4  Success  Payments.

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     3.5  Records.  For

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from the conclusion of each year of the Agreement,  Neurogen shall keep complete
and  accurate  records  of  its  reimbursable   expenditures   pursuant  to  the
Collaboration Program. The records shall conform to good accounting principles as applied to a similar company similarly situated. Pfizer shall have the right at its own expense during the term of this Agreement and during the subsequent

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period  to  appoint  an  independent   certified  public  accountant  reasonably
acceptable to Neurogen to inspect said records to verify the reimbursability of such expenditures. Upon reasonable notice by Pfizer, Neurogen shall make its records available for inspection by the independent certified public accountant during regular business hours at the place or places where such records are customarily kept, to verify accuracy concerning the reimbursability of such expenditures. This right of inspection shall not be exercised more than once in any calendar year and not more than once with respect to records covering any specific period of time. All information concerning the reimbursability of such expenditures, and all information learned in the course of any audit or inspection, shall be deemed to be Neurogen Confidential Information, except to the extent that it is necessary for Pfizer to reveal the information in order to enforce any rights it may have pursuant to this Agreement or if disclosure is required by law. The failure of Pfizer to request verification of any expenditures of efforts before or during the

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period  shall  be  considered  acceptance  by  Pfizer  of  the  accuracy  of the reimbursability of such expenditures, and Neurogen shall have no obligation to maintain any records pertaining to such report or statement beyond such

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period.  The  finding  of such  inspection,  if any,  shall be  binding  on both parties.

4. Treatment of Confidential Information

     4.1 Confidentiality

          4.1.1 Pfizer and Neurogen each recognize that the other's Confidential Information constitutes highly valuable, confidential information. Subject to the terms and conditions of this Agreement, the obligations set forth in
     Section 4.3 and the licenses granted in Section 5.2, Pfizer and Neurogen each agree that during the term of this Agreement and

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     thereafter,  it will keep  confidential,  and will cause its  Affiliates to
     keep  confidential,   all  Neurogen  Confidential   Information  or  Pfizer
     Confidential Information, as the case may be, that is disclosed to it, or to any of its Affiliates pursuant to this Agreement. Neither Pfizer nor Neurogen nor any of their respective Affiliates shall use such Confidential
     Information   except   as   expressly    permitted   in   this   Agreement.
     Notwithstanding  the above, if Neurogen notifies Pfizer not less than sixty
     (60) days prior to the expiration of

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     period  referred to above that certain  Neurogen  Confidential  Information continues to be treated by Neurogen as confidential, Pfizer agrees to extend such

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     for

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     with respect to the subject matter of this notice.

          4.1.2 Pfizer and Neurogen each agree that any disclosure of the other's Confidential Information to any officer, employee or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement and shall be limited to the maximum extent possible consistent with such responsibilities.  Pfizer  and  Neurogen  each  agree not to  disclose  the other's Confidential Information to any Third parties under any circumstance without written permission from the other party. Each party shall take such action, and shall cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information. Each party, upon the other's request, will return all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request upon the termination of this Agreement except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

          4.1.3 Neurogen and Pfizer each represent that all of its employees, and any subcontractors or consultants to such party, participating in the Collaboration Program who shall have access to Pfizer Technology or Neurogen Technology and Pfizer Confidential Information and Neurogen Confidential Information are bound by agreement to maintain such information in confidence.

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     4.3  Publicity.  Except as required by law,  neither party may disclose the terms of this Agreement nor the Collaboration Program described in it without the written consent of the other party, which consent shall not be unreasonably withheld.

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     4.4  Disclosure of Inventions.

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     4.5 Restrictions on Transferring  Materials.  Pfizer and Neurogen recognize that  the  chemical  protocols,  software  algorithms,  synthetic  chemical  and
biochemical   materials  which  are  part  of  Pfizer   Technology  or  Neurogen
Technology, represent valuable commercial assets. Therefore, throughout the Contract Period and

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thereafter,  Neurogen  and  Pfizer  agree  not to  transfer  such  materials  or materials of the other party to any third party, unless prior written consent for any such transfer is obtained from the other party.

5. Intellectual Property Rights. The following provisions relate to rights in the intellectual property developed by Neurogen or Pfizer, or both during the course of carrying out the Collaboration Program.

     5.1 Ownership.

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     5.2 Grant of  License.  (a)  Neurogen  hereby  grants to Pfizer a

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license including the right to grant sublicenses  solely to Affiliates,  to make
and  use  Neurogen  Technology,  Neurogen  Confidential  Information,   Neurogen
Copyrights and Neurogen Patent Rights

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The license granted  hereunder is without any right to sublicense (other than to
Affiliates), assign, sell or otherwise transfer any Neurogen Technology, Neurogen Confidential Information or Neurogen Copyrights and Neurogen Patent Rights to any third party. (b) In so far as the System or Neurogen Technology licensed to Pfizer hereunder included any hardware or software of a third party such items are listed in the Collaboration Plan and Exhibit E ("Third Party Software"), which is attached to and made a part of this Agreement

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          5.2.1  Chemistry.   This  Agreement  confers  no  license,   right  or
     obligation  upon either  party with  respect to

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          AIDD  Software.  Pfizer  agrees  not to

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                       SECURITIES AND EXCHANGE COMMISSION].

6.  Provisions  Concerning  the Filing,  Prosecution  and  Maintenance of Patent
Rights.

     6.1 Patent Rights Assignments. Each party agrees to complete at its own expense, but without further compensation to the other party, any documents necessary for either party to file patent applications and to prosecute patents with respect to its own Patent Rights.

     6.2 Duties. Neurogen shall be responsible for the filing, prosecution and maintaining all Neurogen Patent Rights and Copyrights and Pfizer shall be responsible for filing, prosecution and maintaining of Pfizer Patent Rights and Copyrights. Each party agrees to cooperate in the preparation, filing and prosecution of any Patent Rights or Copyrights arising under the Collaboration Plan at the other's expense. The parties neither bear nor assume any obligations to patent or copyright any technology contemplated in this Agreement. Notwithstanding anything in this Agreement to the contrary, neither party will file any patent application, which does not comply with such party's obligations of confidentiality to the other party pursuant to Section 4.1.

     6.3 Further Inventions. Intellectual Property rights with respect to System or Improvements developed or acquired by Pfizer

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION].

     7. Other Agreements. This Agreement, together with its Exhibits set forth the entire agreement between the parties with respect to the subject matter and supersede all other agreements and understandings between the parties with respect to the same.

8. Term, Termination and Disengagement.

     8.1 Term. Unless sooner terminated or extended, this Agreement shall expire

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

 from the Effective Date.

     8.2 Events of Termination. The following events shall constitute events of termination ("Events of Termination"):

          (a) any material written representation or warranty by Neurogen or Pfizer, or any of its officers, made under or in connection with this Agreement shall prove to have been incorrect in any material respect when made.

          (b) Neurogen or Pfizer shall fail in any material respect to perform or observe any term, covenant or understanding contained in this Agreement or in any of the other documents or instruments delivered pursuant to, or concurrently with, this Agreement, and any such failure shall remain unremedied for

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

     after written notice to the failing party; or

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

     after written notice, if the failing party is working diligently to cure the failure.

     8.3 Termination.

          8.3.1 Upon the occurrence of any Event of Termination, the party not responsible may, by notice to the other party, terminate this Agreement.

          8.3.2 If Pfizer terminates this Agreement pursuant to Section 8.3.1, or upon expiration of this Agreement pursuant to Section 8.1, Pfizer's rights to Neurogen Technology, granted in Section 5 shall

                          [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION].

          8.3.3 Termination of this Agreement for any reason shall be without prejudice to:
          (a) the rights and obligations of the parties provided in those Sections which by virtue of their term and condition extend beyond any termination of this Agreement.
          (b) Neurogen's right to receive all payments accrued under Section 3 through the effective date of termination; or
          (c) any other remedies which either party may otherwise have.

9. Representations and Warranties. Neurogen and Pfizer each represents and warrants as follows:
     (a) It is a corporation duly organized, validly existing and is in good standing under the laws of Delaware, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business of the ownership of its properties requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

     (b) The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not
(i) require any consent or approval of its stockholders, (ii) violate any provision of any law, rule, regulations, order, writ, judgment, injunctions, decree, determination award presently in effect having applicability to it or any provision of its certificate of incorporation or by-laws or (iii) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

     (c) This Agreement is a legal, valid and binding obligation of it enforceable by it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

     (d) It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations. (e) It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfillment of its responsibilities under the Collaboration Program, and is subject to no claim of any third party other than the relevant lessors or licensors.

10. Covenants of Neurogen and Pfizer Other Than Reporting Requirements. Throughout the Contract Period, Neurogen and Pfizer each shall:

     (a) maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of their business and operations or the ownership of their properties.

     (b) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to conduct the Collaboration Program, except for those laws, rules, regulations, and orders it may be contesting in good faith.

     11. Indemnification. Pfizer will indemnify Neurogen and its Affiliates, agents and employees (the "Indemnitees") for damages, settlements, costs, legal fees and other expenses incurred in connection with a claim against any of the Indemnitees based on

                          [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

provided, however, that the foregoing shall not apply (i) if the claim is found to be based upon the

                          [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

of Neurogen or (ii) if Neurogen

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION].

12. Notices. All notices shall be in writing mailed via certified mail, return receipt requested, courier, or facsimile transmission addressed as follows, or to such other address as may be designated from time to time:

If to Pfizer: To Pfizer at its address as set forth at the beginning of this Agreement.
Attention: President, Central Research
with copy to: Office of the General Counsel

If to Neurogen: To Neurogen at its address as set forth at the beginning of this Agreement.
Attention: President
with copy to: General Counsel

Notices shall be deemed given as of the date received.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, USA.

14. Miscellaneous.

     14.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

     14.2 Headings. Paragraph headings are inserted for convenience of reference only and do not form, a part of this Agreement.

     14.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

     14.4 Amendment, Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

     14.5 No third party Beneficiaries. Except as otherwise provided in Section 11, no third party including any employee of any party to this Agreement shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

     14.6 Assignment and Successors. This Agreement may not be assigned by either party, except that each party may assign this Agreement and the rights and interests of such party, in whole or in part, to any of its Affiliates, any purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation of such party with or into such corporations.

     14.7 Force Majeure. Neither Pfizer nor Neurogen shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Pfizer or Neurogen.

     14.8 Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties, that the remainder of the Agreement shall not be affected.

     14.9  Y2K  Compliance.  During  the  Contract  Period  Neurogen  represents

                         [CONFIDENTIAL MATERIAL OMITTED
                          AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION].

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


 PFIZER INC                                  NEUROGEN CORPORATION
 By: /s/ George Milne                        By: /s/  Harry H. Penner, Jr.
 Title:  Senior Vice President               Title:   President/CEO
 Date:   June 14, 1999                       Date:    June 15, 1999

                                    EXHIBIT A (1)

                           NEUROGEN TECHNOLOGY PATENTS
                          COPYRIGHTS AND TRADE SECRETS


                                    EXHIBIT B (2)

                    AIDD DELIVERABLES AND ACCEPTANCE CRITERIA


                                    EXHIBIT C (3)

                               AIDD UNIT EQUIPMENT


                                    EXHIBIT D (4)

                               COLLABORATION PLAN


                                    EXHIBIT E (5)

                              THIRD PARTY SOFTWARE


(1) Exhibit A (40 pages) omitted pursuant to a request for confidential treatment and filed separately.

(2)  Exhibit  B (1  page)  omitted  pursuant  to  a  request   for  confidential
     treatment and filed separately.

(3) Exhibit C (20 pages) omitted pursuant to a request for confidential treatment and filed separately.

(4) Exhibit D (12 pages) omitted pursuant to a request for confidential treatment and filed separately.

(5)  Exhibit  E (1  page)  omitted  pursuant  to  a  request   for  confidential
     treatment and filed separately.